UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2012

Deep Well Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-24012	13-3087510
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Suite 700, 10150 – 100 Street, Edmonton, Alberta, Canada	T5J 0P6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (780) 409-8144

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

	(i)	On November 16, 2012, Deep Well Oil & Gas Inc, (the “Company”) formally informed Madsen & Associates CPAs, Inc. of the appointment of a different auditor as the Company’s independent registered public accounting firm upon expiry of Madsen & Associates CPAs, Inc. term of appointment.

	(ii)	The reports of Madsen & Associates CPAs, Inc. on the Company’s financial statements as of and for the years ended September 30, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

	(iii)	The Company’s Board of Directors participated in and approved the decision to appoint a different independent registered public accounting firm upon expiry of Madsen & Associates CPAs, Inc.’s term of appointment. This decision was formally finalized on December 11, 2012.

	(iv)	During the years ended September 30, 2011, and 2010, and through November 16, 2012, there have been no disagreements with Madsen & Associates CPAs, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Madsen & Associates CPAs, Inc. would have caused them to make reference thereto in connection with their report on the financial statements for such years.

	(v)	The Company has requested that Madsen & Associates CPAs, Inc. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(b)	New independent registered public accounting firm

	(1)	On November 16, 2012, the Company engaged Sadler, Gibb & Associates, L.L.C. as its new independent registered public accounting firm. During the years ended September 30, 2011 and 2010, and through November 16, 2012, the Company had not consulted with Sadler, Gibb & Associates, L.L.C. regarding any of the following:

	(i)	The application of accounting principles to a specific transaction, either completed or proposed;

	(ii)	The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Sadler, Gibb & Associates, L.L.C. concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

	(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304 of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter of Madsen & Associates CPAs, Inc. dated November 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deep Well Oil & Gas Inc

/s/ Horst A. Schmid
Dr. Horst A. Schmid
Chief Executive Officer and President
Date: December 14, 2012

/s/ Curtis Sparrow
Mr. Curtis James Sparrow
Chief Financial Officer
Date: December 14, 2012